Revenue	12 Months Ended
Dec. 31, 2022
Revenue [abstract]
Revenue
5.
Revenue

During the years ended December 31, 2020, 2021 and 2022, revenue contributed by music subscription packages, which were recognized over time, amounted to RMB5,560 million, RMB7,333 million and RMB8,699 million, respectively.

During the years ended December 31, 2020, 2021 and 2022, the majority of the revenue from online music services are recognized over time and the majority of the revenue from social entertainment services are recognized at a point in time.

As at December 2021 and 2022, incremental contract costs related to contracts with customers were not material to the Group.

The Group does not disclose the information about the remaining performance obligation as the performance obligations of the Group have an expected duration of one year or less.

Details of contract liabilities were disclosed in Note 27.